Exhibit 99.1

Lottery.com and Coinstar Join Forces to Market Lottery Games Across the U.S.

Coinstar to join Lottery.com’s Affiliate Program

AUSTIN, Texas and BELLEVUE, Washington -- (GLOBE NEWSWIRE) -- AutoLotto, Inc. (“Lottery.com”), a leading technology company that is transforming how, where and when the lottery is played, today announced that Coinstar, LLC (“Coinstar”®), a global leader in self-service coin counting, is joining Lottery.com’s affiliate program.

Through its agreement with Lottery.com, Coinstar will market and promote Lottery.com products in California, Texas, Pennsylvania, Michigan and other U.S. jurisdictions where Lottery.com currently offers its services by utilizing its network of 4,450 interactive kiosks in these areas, including ones equipped with adPlanet™ lead generation technology. The addition of Coinstar will expand Lottery.com’s existing affiliate program, which includes leading media and technology companies.

“As an industry leader with a significant customer base and global presence, Coinstar is an excellent fit for our affiliate program. This agreement represents another step in our strategic plan to drive growth in our business-to-business segment and broaden our user base,” said Tony DiMatteo, Chief Executive Officer of Lottery.com. “We value the opportunity to work together with the Coinstar team and are excited about the opportunities that this relationship will bring.”

Jim Gaherity, Chief Executive Officer of Coinstar commented, “Over the past 30 years, Coinstar has been bringing customers improved convenience, reliability and accuracy when counting coins. Lottery.com is providing similar improvements in the lottery delivery space. We believe that our customers will appreciate the value that Lottery.com adds and will make this a successful undertaking for both parties.”

About Lottery.com

Lottery.com is a leading technology company that is transforming how, where and when lottery is played. Its engaging mobile and online platforms enable players and commercial partners located in the U.S. and internationally to remotely purchase legally sanctioned lottery games. Fans and subscribers look to Lottery.com for compelling, real-time results on more than 800 lottery games from more than 40 countries. Additionally, through WinTogether.org, Lottery.com is fundamentally changing how non-profit donors are incentivized to action by gamifying charitable giving. In all that it does, Lottery.com’s mission remains the same: an uncompromising passion to innovate, grow a new demographic of enthusiasts, deliver responsible and trusted solutions, and promote community and philanthropic initiatives. For more information, visit http://www.lottery.com.

On Feb. 22, 2021, the Company entered into a definitive agreement with Trident Acquisitions Corp. (“Trident”) (NASDAQ: TDAC) to become a publicly-traded company.

About Coinstar

Coinstar® is the global leader in self-service coin counting with 23,000 kiosks in North America, Europe, and Japan. More than 800 billion coins have been processed since Coinstar’s inception in the early 1990s. In the United States, consumers can convert their change to cash, a no-fee eGift card, or donate to charity at supermarket, mass merchant, drug store, and financial institution kiosk locations. Expanded cash services at Coinstar kiosks include purchasing cryptocurrencies and adding money into digital accounts. For brand advertisers, Coinstar now offers adPlanet™, which enables lead generation on the interactive kiosk screen and a flexible digital advertising platform that sits atop Coinstar kiosks at select grocery locations. For more information on Coinstar or kiosk locations, visit www.coinstar.com.

Important Notice Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination, Trident and Lottery.com’s ability to consummate the proposed business combination, the benefits of the transactions and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Trident and Lottery.com disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report. Trident and Lottery.com caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or Lottery.com. In addition, Trident cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or Lottery.com following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Trident, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Lottery.com’s current plans and operations as a result of the announcement of the transactions; (v) Lottery.com’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Lottery.com to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Lottery.com’s business and the timing of expected business milestones; (viii) Lottery.com’s dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) Lottery.com’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com’s accounting staffing levels; (x) the effects of competition on Lottery.com’s future business; (xi) risks related to Lottery.com’s dependence on its intellectual property and the risk that Lottery.com’s technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xvi) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Registration Statement on Form S-4 (“Registration Statement”). Trident’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information and Where to Find it

The proposed business combination will be submitted to shareholders of Trident for their consideration. Trident has filed a Registration Statement with the SEC which includes a preliminary proxy statement and will include a definitive proxy statement to be distributed to Trident’s stockholders in connection with Trident’s solicitation for proxies for the vote by Trident’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Lottery.com’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been declared effective, Trident will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Trident’s shareholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Trident’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Trident, Lottery.com and the proposed business combination. Stockholders may also obtain a copy of the preliminary proxy statement or, once available, the definitive proxy statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Trident, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach, (949) 574-3860, TDAC@gatewayir.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident’s stockholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident’s executive officers and directors in the solicitation by reading Trident’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020, and the Registration Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Lottery.com Contact:

Matthew Schlarb
VP, Investor Relations
(512) 585-7789
ir@lottery.com

Coinstar Contact:

Marci Housley

Mpact Group

(425) 495-7413

marci@mpact-group.com

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